INVESTOR PRESENTATION

HireQuest Inc.™

September 2023

SAFE HARBOR STATEMENT

This presentation and other documents referenced herein include, and our officers and representatives may from time to time make or provide, certain estimates and other forward-looking statements within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act, and Section 21E of the Exchange Act including, among others, statements with respect to the Company's future revenues, including opportunities to expand revenues without compromising margins, system-wide sales, earnings and income, profitability, the impact of any global pandemic including the coronavirus disease ("COVID-19"), strategies, including with respect to future acquisitions and conversion to franchises, system sales, revenue, expenses, or income at the corporate or franchisee level, our plans to expand geographically and increase national accounts, prospects, the benefits of our California trademark license arrangement, capital outlays, consequences, and all other statements that are not purely historical and that may constitute statements of future expectation. Forward-looking statements can be identified by words such as: "anticipate," "intend," "plan," "goal," "seek," "believe," "project," "estimate," "effect," "strategy," "future," "likely," "may," "should," "will," and similar references to future periods. While we believe these statements are accurate, forward-looking statements are not historical facts and are inherently uncertain. They are based only on current beliefs, expectations, and assumptions regarding the future of our business, future plans, and strategies, projections, anticipated events and trends, the economy, and other future conditions. We cannot assure you that these expectations will occur, and our actual results may be significantly different. You should not place undue reliance on forward-looking statements. Factors that may cause actual results to differ materially from those contemplated in any forward-looking statements made by us are sometimes presented within the forward-looking statements themselves or are otherwise discussed in filings we make with the United States Securities and Exchange Commission (SEC), including our Annual Report on Form 10-K for the year ended December 31, 2022 that is available on our website: http://www.hirequest.com or on the SEC's website. Any forward-looking statement made by us in this presentation is based only on information currently available to us and speaks only as of the date on which it is made. The Company disclaims any obligation to update or revise any forward-looking statement, whether written or oral, that may be made from time to time, based on the occurrence of future events, the receipt of new information, or otherwise, except as required by law.

HIREQUEST – AT A GLANCE

National Reach, Local Ownership

- **Leading national franchisor** of direct dispatch, executive search, and commercial staffing services
- Profitable franchise-business model with **multiple growth drivers**
- **Proprietary, purpose-built software** supports franchisees

400+
Locations

300+
Franchises

10,000+
Customers

81,000+
Employees

INVESTOR HIGHLIGHTS

STRONG FINANCIAL PERFORMANCE

- Multiple recurring revenue streams
- Strong balance sheet with low debt
- Franchise-centric model proved resilient to pandemic
- Quarterly dividend

DIFFERENTIATED FRANCHISOR MODEL

- Profitable, franchise-centric model yields substantial operating leverage as the business grows
- Higher margins and less volatility than non-franchised staffing companies
- Asset light, scalable operations

ORGANIC & ACQUISITIVE GROWTH

- Organic locations opened by new and existing franchisees
- Active M&A strategy – growing existing franchise offerings and creating new brands/offerings
  - *8 acquisitions since 2021*
- Franchise model replicable outside of HQI's current core markets

STAFFING SOLUTIONS LEADER WITH DIVERSE SERVICE OFFERINGS

DIRECT DISPATCH STAFFING	HIREQUEST DIRECT	• Flexible labor solutions, per diem • Key Client Verticals: construction, hospitality, landscaping, janitorial, special events
COMMERCIAL STAFFING	SNELLING HIREQUEST	• Short and long-term staffing solutions • Staffing Services: skilled trades, permanent placement, medical • Key Client Verticals: warehousing/logistics, hospitals, manufacturing, office workers, retail
EXECUTIVE & PROFESSIONAL SEARCH	MRINETWORK. SEARCHPATH NORTHBOUND	• Executive and professional placement solutions tailored specifically to client expectations • Staffing Services: executive search, short-term consulting • Key Client Verticals: healthcare, accounting & finance, legal & compliance, engineering, IT, general management, consulting/temporary
VERTICAL-FOCUSED STAFFING	HIREQUEST HEALTH TradeCorp DRIVERQUEST	• Staffing solutions coupled with industry specific knowledge • Staffing Services: on-demand, temp-to-hire, permanent placement • Key Client Verticals: trucking (long-haul and last-mile), skilled trades, dental, medical

HIREQUEST TARGETING 89% OF THE TOTAL STAFFING MARKET

Current offerings target virtually all segments of the $168 billion staffing and recruiting market


$150B TAM
U.S. Staffing Market
Light Industrial / Blue-Collar 36%
Office / Clerical 24%
Professional 21%
Health Care 8%
IT 11%
HireQuest Direct
TradeCorp
SNELLING
SEARCHPATH
NORTHBOUND EXECUTIVE SEARCH
MRINETWORK
HireQuest Health
DentalPower

Source: American Staffing Association – 2021 National Staffing Statistics – measured by sales

GLOBAL COVERAGE

400+ Franchised and Licensed Offices Nationwide


13
6
1
7
2
2
8
12
6
2
1
2
1
3
7
8
2
4
12
25
13
11
20
12
6
1
6
2
7
5
19
17
5
4
4
5
23
1
9
20
51
9
60
HQI Franchisee Offices
HQI Franchisee & Licensed Offices

- Concentration of branches in established and emerging regions
- Regional branches provide local brand recognition
  - Local market opportunities and trends are more readily identified
- Diverse staffing offerings allow for multiple locations in many markets

18 Franchised International Offices


9
1
5
3

BENEFITS OF THE FRANCHISE SOLUTION

HireQuest Inc. FRANCHISE MODEL

Incentive Alignment

- Franchisees are owners and drive branch-level performance and management expectations

Expense Control

- Less need for regional/middle management, significantly reduces operating expenditures
- Providing lower cost payroll financing and workers compensation insurance to franchisees

Enhanced Economic Resiliency

- Exposure to diverse set of customer verticals and recurring revenue streams helps mitigate HQI's exposure to economic risk

National Scale Drives Local Service

- National accounts, payroll financing and technology solutions reduce franchisee workload to drive stronger staffing operations at the local level

Traditional Staffing Model

Fluctuating Compensation

- Difficult to incentivize employees profitably - variable compensation structures across locations/verticals can result in inconsistent performance

Obstacles to Expense Control

- Additional management required as offerings and locations grow
- Small-mid scale competitors may have a harder time obtaining low-cost financing and adequate workers compensation programs at reasonable costs

Increased Exposure to Economic Risk

- Current economic environment largely impacts cyclical performance

FINANCIAL HIGHLIGHTS

HireQuest generated significant momentum through 2022

Q2 '23 LTM METRICS

$34.8M
Total Revenue[1]

$13.9M
Income from Operations[1]

$11.1M
Net Income[2]

$0.80
Diluted EPS[2]

$19.4M
Adjusted EBITDA[3]

TOTAL REVENUE[1]



$13.8
$22.5
$31.0
2020
2021
2022

INCOME FROM OPERATIONS[1]



$5.0
$7.7
$16.0
2020
2021
2022

ADJUSTED EBITDA[3]



$9.6
$12.3
$22.0
2020
2021
2022

1) From continuing operations. Dental Power owned operations reclassified as discontinued operations.
2) Net Income and diluted EPS are for continuing operations and exclude income from discontinued operations.
3) Non-GAAP financial measure. EBITDA adjusted for stock-based compensation, WOTC related costs, impairment of notes receivable, and net acquisition-related charges. See appendix for further detail.

COMPELLING RECURRING REVENUE MODEL

Our three revenue streams generate uniquely high margins for the staffing industry

Franchise Royalties | *License Fees* | *Service Revenue*

HYPOTHETICAL SINGLE TEMPORARY STAFFING BRANCH

~$2.1 million Franchisee Revenue (System Sales) ✖ ~6.5% Blended Royalty Rate & Service Revenue ➡ ~$136,500 HQI Revenue (Revenue to HQI) − ~3% of System Sales (HQI Expenses) = ~$73,500 (~3.5% of System Sales) (HQI Net Income)

System Sales			Revenue to HQI	HQI Expenses	HQI Net Income
~$2.1 million Franchisee Revenue	✖ ~6.5% Blended Royalty Rate & Service Revenue	➡	~$136,500 HQI Revenue	− ~3% of System Sales	= ~$73,500 (~3.5% of System Sales)

PATH FORWARD

Leveraging organic and growth strategies

Strategic Acquisitions

Near immediate return through conversion to franchise model

Expanding Verticals & Offerings

Significant expansion opportunities across the HQI portfolio

Growing Franchisees & Geographic Footprint

Leveraging opportunities to expand national reach

Enhancing National Account Presence

Addition of MRI / professional staffing increases exposure to new and existing national and global customers

CONTACT US

HIREQUEST, INC.

David Hartley, Vice President of Corporate Development
111 Springhall Drive
Goose Creek, SC 80235
Tel (800) 835-6755
cdhartley@hirequest.com

IMS INVESTOR RELATIONS

Investor Relations
John Nesbett / Jennifer Belodeau
Tel (203) 972-9200
hirequest@imsinvestorrelations.com

Appendix

HireQuest Inc.

STATEMENT OF OPERATIONS

(in thousands, except per share data)	Three months ended			
	June 30, 2023		June 30, 2022	
Franchise royalties	$	8,704	$	7,221
Service revenue		286		779
Total revenue		**8,990**		**8,000**
Selling, general and administrative expenses		5,625		3,223
Depreciation and amortization		700		521
Income from operations		**2,665**		**4,256**
Other miscellaneous income		99		1,458
Interest income		68		54
Interest and other financing expense		(314)		(109)
Net income before income taxes		**2,518**		**5,659**
Provision (benefit) for income taxes		465		861
Income from continuing operations		**2,053**		**4,798**
Income from discontinued operations, net of t		(45)		93
Net income	**$**	**2,008**	**$**	**4,891**
Basic earnings per share				
Continuing operations	$	0.15	$	0.35
Discontinued operations		-		0.01
Total	**$**	**0.15**	**$**	**0.36**
Diluted earnings per share				
Continuing operations	$	0.15	$	0.35
Discontinued operations		-		0.01
Total	**$**	**0.15**	**$**	**0.36**

SUMMARY BALANCE SHEETS

(in thousands)	Period ended	
	June 30, 2023	December 31, 2022
ASSETS		
Current assets		
Cash	$ 2,071	$ 3,049
Accounts receivable, net of allowance for doubtful accounts	51,089	45,728
Other current assets	4,709	3,153
Total current assets	57,869	51,930
Property and equipment, net	4,365	4,353
Franchise agreements, net	22,292	23,144
Other intangible assets, net	10,353	10,690
Goodwill	5,870	5,870
Other assets	7,059	7,296
Total assets	$ 107,808	$ 103,283
LIABILITIES AND STOCKHOLDERS' EQUITY		
Current liabilities		
Accounts payable	$ 163	$ 448
Line of credit	16,504	12,543
Term loan payable	505	704
Other current liabilities	23,426	23,085
Total current liabilities	40,598	36,780
Term loan payable, net of current portion	348	3,291
Other liabilities	4,816	4,958
Total liabilities	45,762	45,029
Stockholders' equity	62,046	58,254
Total liabilities and stockholders' equity	$ 107,808	$ 103,283

RECONCILIATION OF NON-GAAP FINANCIAL MEASURE

(in thousands)

Net Income to Adjusted EBITDA[1]	Trailing Twelve Months (TTM) ended June 30, 2023	Twelve Months Ended		
		December 31, 2022	December 31, 2021	December 31, 2020
Net Income	$ 11,602	$ 12,458	$ 11,850	$ 5,359
Interest expense	1,065	368	157	50
Provision for income taxes	1,981	1,895	635	741
Depreciation & amortization	2,417	2,040	1,551	129
WOTC related costs	576	601	595	448
EBITDA	$ 17,641	$ 17,362	$ 14,788	$ 6,727
Non-cash compensation	1,684	1,673	1,628	1,227
Acquisition related charges, net	(67)	2,660	(4,399)	-
Impairment of notes receivable	117	350	307	1,599
Adjusted EBITDA[1]	$ 19,375	$ 22,045	$ 12,324	$ 9,553

1) Non-GAAP financial measure.